UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

Commission File Number: 000-50768

ACADIA Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

06-1376651

(IRS Employer Identification No.)

3911 Sorrento Valley Blvd, San Diego, California 92121

(Address of principal executive offices)

(858) 558-2871

(Registrant’s Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On June 7, 2013, the stockholders of ACADIA Pharmaceuticals Inc. (“Registrant”) approved an amendment to the Registrant’s 2010 Equity Incentive Plan to increase the aggregate number of shares of common stock reserved for issuance under the plan by 7,500,000 shares.

The foregoing description of the 2010 Equity Incentive Plan, as amended, does not purport to be complete and is qualified in its entirety by reference Exhibit 99.1 to this Report, as well as the description of the amended 2010 Equity Incentive Plan included in Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its 2013 Annual Meeting of Stockholders on June 7, 2013 (the “2013 Annual Meeting”).

(b)	The election of three nominees to serve as Class III directors on Registrant’s board of directors until the 2016 Annual Meeting of Stockholders was carried out at the 2013 Annual Meeting. The following three Class III directors were re-elected by the votes indicated:

	For	Withheld	Broker Non-Votes
Laura Brege	47,847,212	88,656	16,435,107
Leslie Iversen	47,030,735	905,133	16,435,107
William Wells	47,850,881	84,987	16,435,107

In addition to the election of three Class III directors, the following matters were submitted to a vote of the stockholders at the 2013 Annual Meeting:

(i)	the approval of an amendment to the Registrant’s 2010 Equity Incentive Plan, which was carried by the following vote:

For	Against	Abstain	Broker Non-Votes
45,439,967	2,431,608	64,293	16,435,107

(ii)	the approval, on an advisory basis, of the Registrant’s executive compensation, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
47,461,758	406,230	67,880	16,435,107

(iii)	the indication, on an advisory basis, of the frequency of the advisory vote on executive compensation, which received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
44,909,642	135,012	2,829,858	61,356	16,435,107

(iv)	the appointment of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified by the following vote:

For	Against	Abstain
62,332,222	1,958,502	80,251

Each of the foregoing voting results from the 2013 Annual Meeting of Stockholders is final.

(d)	The Registrant had recommended that the advisory vote on executive compensation be done annually and, corresponding to the advisory vote received from stockholders, will continue to hold annual advisory votes until the Registrant’s next shareholder advisory vote on the frequency of advisory votes, which must be held at least once every six years.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	2010 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: June 12, 2013	By:	/s/ Glenn F. Baity
	Name:	Glenn F. Baity
	Title:	Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	2010 Equity Incentive Plan, as amended